[Logo] M F S (R)
INVESTMENT MANAGEMENT                                         ANNUAL REPORT
  We invented the mutual fund(R)                              DECEMBER 31, 2000



                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GLOBAL
                              GOVERNMENTS SERIES

MFS(R) GLOBAL GOVERNMENTS SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames*                                       Massachusetts Financial Services Company
Chairman and Chief Executive Officer, MFS                500 Boylston Street
Investment Management(R)                                 Boston, MA 02116-3741

Nelson J. Darling, Jr.+                                  DISTRIBUTOR
Private investor and trustee                             MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow+                                        Boston, MA 02116-3741
Private investor and real estate consultant; Vice
Chairman, Capitol Entertainment Management Company       INVESTOR SERVICE
(video franchise)                                        MFS Service Center, Inc.
                                                         P.O. Box 2281
CHAIRMAN AND PRESIDENT                                   Boston, MA 02107-9906
Jeffrey L. Shames*
                                                         For additional information,
PORTFOLIO MANAGER                                        contact your investment professional.
James T. Swanson*
                                                         CUSTODIAN
TREASURER                                                State Street Bank and Trust Company
James O. Yost*
                                                         AUDITORS
ASSISTANT TREASURERS                                     Deloitte & Touche LLP
Mark E. Bradley*
Robert R. Flaherty*                                      WORLD WIDE WEB
Laura F. Healy*                                          www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

    January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the year ended December 31, 2000, Initial Class shares of the series provided a total return of 4.90% and Service Class shares 4.48%. These returns, which include the reinvestment of any distributions, compare to a return of 2.34% over the same period for the series' benchmark, the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

The series is a global fixed-income portfolio whose main strategy is to be at least 65% invested in sovereign bonds -- bonds that are backed by the implied or full-faith guaranty of a major or minor market country. We tend to favor higher-grade bonds in the portfolio. Because of that, our main emphasis has been on securities issued by the governments of Japan, the United States, and most western European nations.

The series' largest single position over the period was in U.S. Treasuries. That was quite positive for performance, as the U.S. Treasury market was among the two best-performing fixed-income markets in the world during 2000. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) We believe the rally in Treasuries was sparked largely by the market's increasing confidence that the Federal Reserve Board (the Fed) would succeed in slowing economic growth to a sustainable level without prompting a recession. The shrinking federal deficit was another factor that we believe caused prices of long-term Treasuries to rise, because demand for those bonds increased as the government announced it would issue fewer of them.

Our analysts also made what we felt were some good calls on the Japanese market. In the latter half of the period, we deemphasized the yen, and the yen subsequently weakened. And for part of the period we had positions in Japanese bonds that rallied as that economy weakened. So Japan was a case where we liked the bonds but disliked the currency, and those calls helped performance.

Areas of the portfolio that did not fare as well included European government bonds as well as U.S. corporate high-yield and corporate high-grade securities. For much of 2000, European government bonds suffered because economic growth in Europe was relatively high, pushing up interest rates. Recently, however, European economies have begun to slow down in parallel with most of the world's economies, causing bond prices to begin to move upward. We also had assets in U.S. corporate high-yield securities. This sector suffered as evidence mounted that the U.S. economy was slowing and investor fears of a recession drove down high-yield bond prices. For the same reason, our investments in U.S. high-grade corporate bonds did poorly over the period, as the high-grade sector turned in its worst performance relative to U.S. Treasuries that we've seen in a decade.

Looking ahead, our view is that a weakening U.S. economy will prompt the Fed toward a policy of lowering interest rates, as well as moving to ease the credit crunch that is currently constraining corporate borrowing. If the Fed acts in that manner, we feel the favorable market for Treasuries could continue and lead to a climate that is favorable again for the credit markets -- in particular, for high-grade and high-yield corporate bonds. Because we feel there are currently so many bargains in these beaten-down sectors of the market, we anticipate the series may add to those sectors going forward.

Our outlook for interest rates around the world is that they will likely follow U.S. rates down, as most of the world's major economies appear to us to be slowing at the present time. A falling interest rate environment has historically tended to be favorable for bonds, so we feel 2001 could be a good year for global fixed-income markets.

     Respectfully,

 /s/ James T. Swanson

     James T. Swanson
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

James T. Swanson, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the strategic income portfolios and the global governments portfolios of our mutual funds and variable annuity products. He also manages two closed-end funds, MFS(R) Charter Income Trust and MFS(R) Multimarket Income Trust.

James joined MFS in 1985 as Vice President and was named Senior Vice President in 1989.

He is a graduate of Colgate University and the Harvard University Graduate School of Business Administration. James holds a Chartered Financial Analyst
(CFA) designation.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, security-oriented, bottom-up process of selecting securities.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks income and capital appreciation.

Commencement of investment operations: June 14, 1994

Class inception: Initial Class  June 14, 1994
                 Service Class  May 1, 2000

Size: $50.8 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series' Initial Class in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, June 14, 1994, through December 31, 2000. Index information is from June 1, 1994.)

                    MFS Global Government      J,P, Morgan Global
                    Series - Initial Class   Government Bond Index
        ----------------------------------------------------------
         6/94              $10,000               $10,000
        12/94               10,079                10,285
        12/96               11,993                12,811
        12/98               12,794                14,980
        12/00               13,085                14,522

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

Initial Class
                                              1 Year           3 Years           5 Years             Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +4.90%           +10.35%           +13.51%           +30.85%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                   +4.90%           + 3.34%           + 2.57%           + 4.19%
------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                              1 Year           3 Years           5 Years             Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                       +4.48%           + 9.91%           +13.05%           +30.33%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                   +4.48%           + 3.20%           + 2.48%           + 4.13%
------------------------------------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                              1 Year           3 Years           5 Years             Life*
------------------------------------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index#     +2.34%           + 3.86%           + 3.47%           + 5.86%
------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, June 14, 1994, through
    December 31, 2000. Index information is from June 1, 1994.
(+) Average annual rate of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation. These risks may increase share price volatility. See the prospectus for details.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

The portfolio may invest in mortgage-based securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-based securities to increase or decrease more than those of other fixed-income securities. These risks may increase share price volatility. See the prospectus for details.

The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Bonds - 95.2%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------------------
U.S. Bonds - 78.9%
  Automotive - 5.3%
    Ford Motor Credit Co., 7.6s, 2005                                $    1,252       $ 1,287,657
    Ford Motor Credit Co., 6.375s, 2008                                     425           398,123
    General Motors Corp., 1.25s, 2004                              JPY   26,000           226,146
    General Motors Corp., 9.4s, 2021                                 $      662           767,967
                                                                                      -----------
                                                                                      $ 2,679,893
-------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.2%
    Midland Funding Corp., 10.33s, 2002                              $       85       $    86,025
-------------------------------------------------------------------------------------------------
  Chemicals - 1.0%
    Lyondell Chemical Co., 9.625s, 2007                              $      500       $   485,000
-------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 1.6%
    Gaylord Container Corp., 9.75s, 2007                             $      500       $   320,000
    Riverwood International Corp., 10.25s, 2006                             500           495,000
                                                                                      -----------
                                                                                      $   815,000
-------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 1.8%
    DLJ Commercial Mortgage Corp., 0.906s, 2005                      $   29,000       $   931,425
-------------------------------------------------------------------------------------------------
  Drugs & Health Care - 0.3%
    Procter & Gamble Company, 2s, 2010                             JPY   18,000       $   158,273
-------------------------------------------------------------------------------------------------
  Federal Home Loan Bank - 4.2%
    FHLMC, 5.75s, 2010                                             EUR      150       $   144,080
    FHLMC, 7.5s, 2030                                                $    1,972         2,001,904
                                                                                      -----------
                                                                                      $ 2,145,984
-------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 13.7%
    FNMA, 7s, 2030 - 2030                                            $    2,934       $ 2,938,179
    FNMA, 7.5s, 2030 - 2030                                               3,977         4,035,647
                                                                                      -----------
                                                                                      $ 6,973,826
-------------------------------------------------------------------------------------------------
  Gaming and Hotels - 0.5%
    HMH Properties, Inc., 8.45s, 2008                                $      250       $   241,250
-------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 2.7%
    GNMA, 8s, 2029                                                   $      852       $   874,256
    GNMA, 8s, 2099                                                          500           513,125
                                                                                      -----------
                                                                                      $ 1,387,381
-------------------------------------------------------------------------------------------------
  Industrial - 0.7%
    Hayes Wheels International, Inc., 9.125s, 2007                   $      500       $   330,000
-------------------------------------------------------------------------------------------------
  Media - 3.7%
    Adelphia Communications Corp., 8.375s, 2008                      $      500       $   435,000
    Chancellor Media Corp., 8.125s, 2007                                    500           503,125
    Hollinger International Publishing, 9.25s, 2007                         500           497,500
    Liberty Media Corp., 8.25s, 2030                                        500           456,170
                                                                                      -----------
                                                                                      $ 1,891,795
-------------------------------------------------------------------------------------------------
  Telecommunications - 3.4%
    Charter Communications Holdings, 8.25s, 2007                     $      500       $   455,000
    Nextel Communications, Inc., 0s to 2003, 9.95s, 2008                  1,000           730,000
    Nextlink Communications, Inc., 10.75s, 2009                             500           407,500
    PSINET, Inc., 11s, 2009                                                 500           141,250
                                                                                      -----------
                                                                                      $ 1,733,750
-------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 39.3%
    U.S. Treasury Bonds, 9.875s, 2015                                $      440       $   633,807
    U.S. Treasury Bonds, 6.125s, 2029                                     3,838         4,174,439
    U.S. Treasury Notes, 3.625s, 2002                                     2,173         2,175,148
    U.S. Treasury Notes, 5.5s, 2003                                       5,459         5,498,608
    U.S. Treasury Notes, 6.5s, 2005                                       3,500         3,692,500
    U.S. Treasury Notes, 6.75s, 2005                                      3,200         3,408,992
    U.S. Treasury Notes, 6s, 2009                                           361           380,913
                                                                                      -----------
                                                                                      $19,964,407
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    Niagara Mohawk Power Corp., 8.77s, 2018                          $      250       $   263,162
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $40,087,171
-------------------------------------------------------------------------------------------------
Foreign Bonds - 16.3%
  Belgium - 0.4%
    Hermes Europe Railtel B.V., 10.375s, 2009
      (Telecommunications)                                           $      500       $   210,000
-------------------------------------------------------------------------------------------------
  Bulgaria - 0.7%
    National Republic of Bulgaria, 7.75s, 2024                       $      500       $   378,660
-------------------------------------------------------------------------------------------------
  Denmark - 0.9%
    Kingdom of Denmark, 6s, 2009                                   DKK    3,249       $   433,803
-------------------------------------------------------------------------------------------------
  France - 0.3%
    Republic of France, 4s, 2002                                   EUR       92       $    85,802
    Republic of France, 3.5s, 2004                                           95            86,681
                                                                                      -----------
                                                                                      $   172,483
-------------------------------------------------------------------------------------------------
  Germany - 1.5%
    Federal Republic of Germany, 5.375s, 2010                      EUR      531       $   519,972
    Federal Republic of Germany, 4.75s, 2028                                 89            76,368
    Federal Republic of Germany, 6.25s, 2030                                171           181,516
                                                                                      -----------
                                                                                      $   777,856
-------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.4%
    Triton Energy Limited, 8.875s, 2007 (Energy)                     $      200       $   202,250
-------------------------------------------------------------------------------------------------
  Greece - 1.3%
    Hellenic Republic, 6s, 2006                                    GRD  113,100       $   323,543
    Hellenic Republic, 6.3s, 2009                                       112,900           328,135
                                                                                      -----------
                                                                                      $   651,678
-------------------------------------------------------------------------------------------------
  Italy - 1.2%
    Republic of Italy, 3.25s, 2004                                 EUR      117       $   105,319
    Republic of Italy, 5.5s, 2010                                           276           264,086
    Republic of Italy, 6s, 2031                                             269           261,707
                                                                                      -----------
                                                                                      $   631,112
-------------------------------------------------------------------------------------------------
  Japan - 0.7%
    Development Bank of Japan, 1.75s, 2010                         JPY   37,000       $   329,489
-------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    Tenet Healthcare, 0s, 2002 (Healthcare)                          $      176       $   143,000
    United Pan Europe, 10.875s, 2009 (Media)                                500           326,250
                                                                                      -----------
                                                                                      $   469,250
-------------------------------------------------------------------------------------------------
  Norway - 0.6%
    Union Bank of Norway, 7.35s, 2049 (Banks and Credit
      Cos.)##                                                        $      300       $   301,491
-------------------------------------------------------------------------------------------------
  Panama - 0.7%
    Republic of Panama, 4.5s, 2014                                   $      100       $    79,250
    Republic of Panama, 10.75s, 2020                                        150           147,750
    Republic of Panama, 8.875s, 2027                                        150           127,125
                                                                                      -----------
                                                                                      $   354,125
-------------------------------------------------------------------------------------------------
  Russia - 0.9%
    Russian Federation, 11.75s, 2003                                 $      500       $   465,063
    Russian Federation, 8.25s, 2010##                                        23            14,503
                                                                                      -----------
                                                                                      $   479,566
-------------------------------------------------------------------------------------------------
  Spain - 0.9%
    Government of Spain, 6s, 2008                                  EUR      275       $   272,163
    Kingdom of Spain, 6s, 2029                                              163           161,034
                                                                                      -----------
                                                                                      $   433,197
-------------------------------------------------------------------------------------------------
  Sweden - 0.4%
    Kingdom of Sweden, 6s, 2005                                    SEK    1,600       $   179,202
-------------------------------------------------------------------------------------------------
  United Kingdom - 4.5%
    British Telecom PLC, 11.875s, 2008
      (Telecommunications)                                           $      500       $   585,330
    OTE PLC, 6.125s, 2007 (Industrial)##                           EUR      190           177,071
    United Kingdom Treasury, 7s, 2002                              GBP      488           746,532
    United Kingdom Treasury, 6.75s, 2004                                    490           772,918
                                                                                      -----------
                                                                                      $ 2,281,851
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $ 8,286,013
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $49,067,909)                                            $48,373,184
-------------------------------------------------------------------------------------------------
Call Options Purchased - 0.3%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
-------------------------------------------------------------------------------------------------
    Japan Govt. Bonds/February/133.58                              JPY  150,000       $    28,194
    Japanese Yen/January/130                                             11,037                 0
    Japanese Yen/January/109.5                                          272,263            97,470
    Swiss Franc/February/2.4                                       CHF    3,536            21,758
-------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $65,488)                                 $   147,422
-------------------------------------------------------------------------------------------------

Put Options Purchased - 0.2%
-------------------------------------------------------------------------------------------------
    British Pound/March/0.635                                      GBP    1,335       $     2,729
    Euro/June/0.94                                                 EUR    2,469            82,111
    Hong Kong Dollar/October/7.78                                  HKD    8,233             4,092
    Japanese Yen/February/110.5                                    JPY  293,581             5,871
    Japanese Yen/March/114                                              283,452            37,416
-------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $106,744)                                 $   132,219
-------------------------------------------------------------------------------------------------

Repurchase Agreements - 5.4%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/29/00, due 1/02/01, total to
      be received $2,722,950 (secured by various Federal
      Agency obligations in a jointly traded account), at
      Cost                                                           $    2,721       $ 2,721,000
    Merrill Lynch, dated 12/29/00, due 1/02/01, total to
      be received $2,001 (secured by various Federal
      Agency obligations in a jointly traded account), at
      Cost                                                                    2             2,000
-------------------------------------------------------------------------------------------------
Total Repurchase Agreements, at Cost                                                  $ 2,723,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $51,963,141)                                      $51,375,825
-------------------------------------------------------------------------------------------------

Call Options Written - (0.1)%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
-------------------------------------------------------------------------------------------------
    Australian Dollar/October/0.50                                 AUD    1,591       $    (5,074)
    Australian Dollar/May/0.555                                             748           (20,575)
    Euro/June/0.86                                                 EUR    2,259           (10,263)
-------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $89,988)                               $   (35,912)
-------------------------------------------------------------------------------------------------

Put Options Written - (0.2)%
-------------------------------------------------------------------------------------------------
    Japanese Yen/January/109.5                                     JPY  272,263       $   (97,470)
    Japanese Government Bond/February/133.58                            150,000            (4,594)
-------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $77,191)                               $  (102,064)

Other Assets, Less Liabilities - (0.8)%                                                  (445,475)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $50,792,374
-------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD  =  Australian Dollar                    GBP  =  British Pounds
BRL  =  Brazilian Real                       GRD  =  Greek Drachma
CHF  =  Swiss Franc                          HKD  =  Hong Kong Dollar
DKK  =  Danish Kroner                        JPY  =  Japanese Yen
EUR  =  Euro                                 SEK  =  Swedish Kronor

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $51,963,141)        $51,375,825
  Net receivable for forward foreign currency exchange
    contracts to purchase                                          24,923
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                    289
  Receivable for series shares sold                               179,170
  Receivable from investments sold                                 74,520
  Interest receivable                                             850,928
  Other assets                                                      1,083
                                                              -----------
      Total assets                                            $52,506,738
                                                              -----------
Liabilities:
  Payable to custodian                                        $    61,777
  Payable for series shares reacquired                             51,999
  Payable for investments purchased                             1,395,025
  Net payable for forward foreign currency exchange
     contracts to sell                                             63,594
  Written options outstanding, at value (premiums
     received, $167,179)                                          137,976
  Payable to affiliates -
    Management fee                                                  3,106
  Accrued expenses and other liabilities                              887
                                                              -----------
      Total liabilities                                       $ 1,714,364
                                                              -----------
Net assets                                                    $50,792,374
                                                              ===========
Net assets consist of:
  Paid-in capital                                             $51,384,254
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                           (591,280)
  Accumulated net realized loss on investments and
    foreign currency transactions                              (1,778,857)
  Accumulated undistributed net investment income               1,778,257
                                                              -----------
      Total                                                   $50,792,374
                                                              ===========
Shares of beneficial interest outstanding                      5,076,324
                                                               =========
Class IC shares:
Net asset value per share
  (net assets of $50,782,200 / 5,075,304 shares
  of beneficial interest outstanding)                            $10.01
                                                                 ======
Class SC shares:
Net asset value per share
  (net assets of $10,174 / 1,020 shares of beneficial
  interest outstanding)                                          $ 9.97
                                                                 ======

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 3,337,560
                                                                   -----------
  Expenses -
    Management fee                                                 $   351,467
    Administrative fee                                                   6,607
    Trustees' compensation                                               2,180
    Shareholder servicing agent fee                                     16,399
    Custodian fee                                                       30,577
    Printing                                                            57,289
    Auditing fees                                                       41,980
    Legal fees                                                           2,415
    Miscellaneous                                                        1,063
                                                                   -----------
      Total expenses                                               $   509,977
    Fees paid indirectly                                                (5,648)
    Reduction of expenses by investment adviser                        (60,481)
                                                                   -----------
      Net expenses                                                 $   443,848
                                                                   -----------
        Net investment income                                      $ 2,893,712
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(2,470,803)
    Written option transactions                                        377,820
    Foreign currency transactions                                      299,573
                                                                   -----------
      Net realized loss on investments and foreign
        currency transactions                                      $(1,793,410)
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 1,320,904
    Written options                                                    (45,360)
    Translation of assets and liabilities in foreign
      currencies                                                      (103,862)
                                                                   -----------
      Net unrealized gain on investments and foreign
        currency translation                                       $ 1,171,682
                                                                   -----------
        Net realized and unrealized loss on investments
         and foreign currency                                      $  (621,728)
                                                                   -----------
          Increase in net assets from operations                   $ 2,271,984
                                                                   ===========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                 2000                   1999
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  2,893,712            $ 2,364,196
  Net realized loss on investments and foreign currency
   transactions                                                   (1,793,410)              (639,869)
  Net unrealized gain (loss) on investments and foreign
   currency translation                                            1,171,682             (2,862,199)
                                                                ------------            -----------
    Increase (decrease) in net assets from operations           $  2,271,984            $(1,137,872)
                                                                ------------            -----------
Distributions declared to shareholders -
  From net investment income                                    $ (2,222,862)           $(2,491,294)
                                                                ------------            -----------
Net increase in net assets from series share transactions       $  5,682,700            $ 2,724,216
                                                                ------------            -----------
    Total increase (decrease) in net assets                     $  5,731,822            $  (904,950)
Net assets:
  At beginning of year                                            45,060,552             45,965,502
                                                                ------------            -----------
  At end of year (including accumulated undistributed net
    investment income of $1,778,257 and $2,159,811,
    respectively)                                               $ 50,792,374            $45,060,552
                                                                ============            ===========

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                               -------------------------------------------------------------------------------
INITIAL CLASS SHARES                                2000              1999            1998              1997            1996
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of year                $10.03            $10.88           $10.21           $10.58           $10.17
                                                   ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                         $ 0.61            $ 0.54           $ 0.53           $ 0.61           $ 0.60
  Net realized and unrealized gain (loss) on
    investments and foreign currency                (0.15)            (0.80)            0.27            (0.73)           (0.19)
                                                   ------            ------           ------           ------           ------
  Total from investment operations                 $ 0.46            $(0.26)          $ 0.80           $(0.12)          $ 0.41
                                                   ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.48)           $(0.59)          $(0.13)          $(0.17)          $  --
  From net realized gain on investments and
    foreign currency transactions                     --                --               --             (0.08)             --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                      --                --               --               -- +             --
                                                   ------            ------           ------           ------           ------
  Total distributions declared to
    shareholders                                   $(0.48)           $(0.59)          $(0.13)          $(0.25)          $  --
                                                   ------            ------           ------           ------           ------
Net asset value - end of year                      $10.01            $10.03           $10.88           $10.21           $10.58
                                                   ======            ======           ======           ======           ======
Total return                                         4.90%            (2.50)%           7.90%           (1.13)%           4.03%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         0.96%             1.01%            1.01%            1.00%            1.00%
  Net investment income                              6.21%             5.19%            5.11%            5.96%            5.84%
Portfolio turnover                                     93%              128%             270%             335%             361%
Net assets at end of year (000 Omitted)           $50,782           $45,061          $45,966          $38,058          $26,023

(S) Subject to reimbursement by the series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the fund pays a fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid the investment advisor a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
      Net investment income                        $ 0.60            $ 0.54           $ 0.52           $ 0.59           $ 0.50
      Ratios (to average net assets):
        Expenses##                                   1.09%             1.05%            1.11%            1.15%            2.03%
        Net investment income                        6.08%             5.15%            5.01%            5.81%            4.81%
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------------
                                                                 PERIOD ENDED
SERVICE CLASS SHARES                                       DECEMBER 31, 2000*
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                 $ 9.47
                                                                       ------
Income from investment operations# --
  Net investment income(S)                                             $ 0.32
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     0.18
                                                                       ------
    Total from investment operations                                   $ 0.50
Less distributions declared to shareholders --
    Total distributions declared to shareholders                       $ --
                                                                       ------
Net asset value - end of period                                        $ 9.97
                                                                       ======
Total return                                                             5.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             1.12%+
  Net investment income                                                  6.57%+
Portfolio turnover                                                         93%
Net assets at end of period (000 Omitted)                                 $10

  (S) Subject to reimbursement by the Series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Series' operating expenses, exclusive of management and distribution fees. In consideration, the Fund pays a fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                          $ 0.31
        Ratios (to average net assets):
          Expenses##                                                     1.25%+
          Net investment income                                          6.44%+
    * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Governments Series (the series) is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2000, there were 35 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The series may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the series will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the series did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the series. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended December 31, 2000, $1,052,404 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for mortgage-backed securities currency transactions. This change had no effect on the net assets or net asset value per share.

At December 31, 2000, the series, for federal income tax purposes, had a capital loss carryforward of $1,752,477 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2005, ($28,643), December 31, 2007, ($937,954), and
December 31, 2008, ($785,880). At December 31, 2000, accumulated undistributed net investment income realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions and capital loss carryforward.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid MFS an expenses reimbursement fee not greater than 0.25% of daily net assets. To the extent that the expense reimbursement fee exceeds the series actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2000, aggregate unreimbursed expenses amounted to $426,176.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the Series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the service class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended December 31, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                PURCHASES                SALES
------------------------------------------------------------------------------
U.S. government securities                    $28,479,088          $19,187,417
                                              -----------          -----------
Investments (non-U.S. government securities)  $20,441,459          $20,416,371
                                              -----------          -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $52,011,283
                                                                   -----------
Gross unrealized appreciation                                      $ 1,474,141
Gross unrealized depreciation                                       (2,109,599)
                                                                   -----------
    Net unrealized depreciation                                    $  (635,458)
                                                                   ===========

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                       YEAR ENDED DECEMBER 31, 2000        YEAR ENDED DECEMBER 31, 1999
                                  ---------------------------------   ---------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            3,045,128      $  29,746,586        2,906,772       $ 29,919,050
Shares issued to shareholders in
  reinvestment of distributions          234,974          2,222,860          242,344          2,491,294
Shares reacquired                     (2,696,529)       (26,296,568)      (2,882,052)       (29,686,128)
                                      ----------      -------------       ----------       ------------
    Net increase                         583,573      $   5,672,878          267,064       $  2,724,216
                                      ==========      =============       ==========       ============

Service Class shares
                                     PERIOD ENDED DECEMBER 31, 2000*
                                  ----------------------------------
                                          SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                1,020      $       9,822
Shares issued to shareholders in
  reinvestment of distributions               --                 --
Shares reacquired                             --                 --
                                      ----------      -------------
    Net increase                           1,020      $       9,822
                                      ==========      =============

* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated series participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2000, was $174. The series had no borrowings during the year.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                  NUMBER OF
                                                  CONTRACTS          PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                          6          $121,061
Options written                                          42           949,683
Options terminated in closing transactions              (19)         (507,103)
Options exercised                                       (14)         (191,331)
Options expired                                         (10)         (205,131)
                                                        ---          --------
Outstanding, end of period                                5          $167,179
                                                        ===          ========

At December 31, 2000, the series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                               NET UNREALIZED
                                           CONTRACTS TO                           CONTRACTS      APPRECIATION
                  SETTLEMENT DATE       DELIVER/RECEIVE   IN EXCHANGE FOR          AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
Sales                     3/13/01  AUD          157,364        $   85,067        $   87,546          $(2,479)
                           6/5/01  BRL        1,460,552           741,397           727,060           14,337
                          3/13/01  DKK        3,402,645           400,783           429,408          (28,625)
                          1/12/01  EUR          220,408           193,893           207,025          (13,132)
                          3/13/01  GRD      231,319,968           598,267           639,593          (41,326)
                          3/13/01  JPY       88,414,505           797,764           782,253           15,511
                          3/13/01  SEK        2,528,527           261,341           269,221           (7,880)
                                                               ----------        ----------         --------
                                                               $3,078,512        $3,142,106         $(63,594)
                                                               ==========        ==========         ========
Purchases                  6/5/01  BRL        1,460,552        $  727,729        $  727,060         $   (669)
                          3/13/01  CHF           16,897             9,935            10,489              554
                          3/13/01  EUR        1,511,612         1,340,971         1,423,357           82,386
                          3/13/01  JPY      180,146,330         1,651,203         1,593,855          (57,348)
                                                               ----------        ----------         --------
                                                               $3,729,838        $3,754,761         $ 24,923
                                                               ==========        ==========         ========

At December 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $56,948 with Deutsche Bank, $14,464 with UBS Warburg, and $3,078 with Merrill Lynch and a net payable of $74,201 with First Boston.

At December 31, 2000, the series had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Global Governments Series:

We have audited the accompanying statement of assets and liabilities of MFS Global Governments Series, (the series) (one of the series constituting MFS Variable Insurance Trust Series), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Governments Series as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                               VWG-2 2/01 19.9M